Contingent liabilities	6 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Contingent liabilities

7.	Contingent liabilities

The Company is in a dispute with a former advisor over fees. In the event the Company is unsuccessful in its dispute the amount due to the vendor is approximately $1.16 million, of which $0.82 million would be payable in cash and the remainder amount in warrants exercisable for our ADSs. The Directors note that in the event of an unfavourable resolution the Company would not be able to recoup the loss from another party.